UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	October 28, 2004

YDI WIRELESS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29053 (Commission file number)	04-2751645 (IRS employer identification no.)

8000 Lee Highway, Falls Church, VA (Address of principal executive offices)	22042 (Zip code)

Registrant's telephone number, including area code:	(703) 205-0600

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant's Certifying Accountant.

        On October 28, 2004, YDI Wireless, Inc. was advised by BDO Seidman, LLP that it was declining to stand for re-election as YDI’s independent accountants. The reports of BDO Seidman, LLP on the financial statements of YDI Wireless, Inc. and subsidiaries for the year ended December 31, 2003 (the only year for which BDO Seidman, LLP issued such reports) contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. From the engagement of BDO Seidman, LLP by YDI on May 1, 2003 through October 28, 2004, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused them to make reference thereto in their report on the financial statements for the applicable periods. Further, during that same time period, there were no “reportable events” as described in Item 304 of Regulation S-K except that on March 25, 2004 YDI announced that, based on input from BDO Seidman, LLP, it would restate its fiscal year 2003 financial statements as well as its financial statements for the second and third financial quarters ended June 30, 2003 and September 30, 2003, respectively. YDI’s fiscal year end 2003 financial statements had previously been audited by BDO Seidman, LLP, and its June 30, 2003 and September 30, 2003 financial statements had been reviewed by BDO Seidman, LLP. The Audit Committee of YDI’s Board of Directors considered and discussed the input from BDO Seidman, LLP with that firm. On March 25, 2004, YDI did file an amended Annual Report on Form 10-K for the period ended December 31, 2003, an amended Quarterly Report on Form 10-Q for the period ended June 30, 2003, and an amended Quarterly Report on Form 10-Q for the period ended September 30, 2003. YDI has authorized BDO Seidman, LLP to respond fully to the inquiries of YDI’s new independent accountants concerning these restatements and reasons therefor.

        YDI has requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated November 3, 2004 is filed as Exhibit 16.1 to this Form 8-K.

        Also on October 28, 2004, the Audit Committee of YDI’s Board of Directors engaged the independent certified public accounting firm of Fitzgerald, Snyder & Co., P.C. as its independent auditors to (i) review YDI’s interim financial statements for the quarter ended September 30, 2004 and (ii) audit YDI’s financial statements for the fiscal year ending December 31, 2004. YDI believes that the engagement of Fitzgerald, Snyder & Co., P.C. will reduce YDI’s independent accountant costs. The financial statements of Young Design, Inc. (a predecessor company to YDI) and its subsidiaries for the fiscal years ended December 31, 2001 and 2002 were audited by Fitzgerald, Snyder & Co., P.C. (then known as Hoffman, Fitzgerald & Snyder, P.C.). Neither YDI nor anyone on its behalf, in connection with the contemplated review of YDI’s interim financial statements for the quarter ended September 30, 2004 or contemplated audit of YDI’s financial statements for the year ended December 31, 2004, consulted with Fitzgerald, Snyder & Co., P.C. regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on YDI’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit Index.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2004	YDI WIRELESS, INC. By: /s/ Patrick L. Milton Patrick L. Milton Chief Financial Officer

EXHIBIT INDEX

Number 16.1	Title Letter from BDO Seidman, LLP to the Securities and Exchange Commission, dated November 3, 2004.